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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 16, 1998, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-44905) and related Prospectus of ClimaChem, Inc. for the registration of $105,000,000 of its 10 3/4% Senior Notes, Series B, due 2007.



                                    /s/ Ernst & Young LLP


                                         Ernst & Young LLP

Oklahoma City, Oklahoma
March 20, 1998